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Household Home Equity Loan Trust 1999-1

                                 Distribution Number         11
                    Beginning Date of Accrual Period      09/02/00
                          End Date of Accrual Period      09/30/00
                                   Distribution Date      10/20/00
                          Previous Distribution Date      09/20/00

Funds Disbursement
          Available Funds for Distribution
                                                          11,672,305.21
                    Principal Collections
                                                           7,667,833.58
                    Interest Collections
                                                           4,004,471.63

                   Distribution  of Interest
Collections
                       Servicing Fee
                                                             180,140.18
                       Extra Principal Distribution
Amount                                                     1,466,976.20
                       Interest Paid
                                                           2,357,355.25
                      To  Class R
                                                                      -

                   Distribution of Principal
Collections
                      Principal Paid to Certificates
                                                           7,667,833.58
                      Overcollateralization Release
Amount                                                                -

Balance Reconciliation

          Begin Principal Balance
                                                         432,336,440.90
          Adjustments                                              0.00
          Principal Collections (including               (7,667,833.58)
repurchases)
          Charge off Amount
                                                            (98,190.85)
          End Principal Balance
                                                         424,570,416.47

Collateral Performance
          Cash Yield  (% of beginning balance)                   11.11%
          Charge off Amount  (% of beginning                      0.27%
balance)
          Net Yield                                              10.84%

          Delinquent Loans (contractual)
          30-59 days  principal balance of loan           11,532,547.83
          30-59 days  number of loans                               175
          60-89 days principal balance of loan             1,468,575.87
          60-89 days number of loans                                 22
          90+ days number of loans
                                                                     78
          90+ days principal balance of loan
                                                           6,081,740.17

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          Number of Loans that went into REO                          5
          Principal Balance of Loans that went into
REO                                                          381,794.80
          Principal Balance of all REO
                                                           1,493,235.74

Overcollateralization Reconcilliation
          Begin OC Amount
                                                          41,681,991.13
          Target OC Amount
                                                          50,039,651.27
          OC Deficiency
                                                           8,455,850.99
          OC Release Amount
                                                                      -
          End OC Amount
                                                          43,050,776.48

Loan Repurchase Detail
          Number Purchased for pursuant to 2.02
          Principal Balance Purchasesed pursant to 2.02

Other
          Stepdown                                            No
          Trigger Event                                       No
          Event of Default                                   No


Class A-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                              41.599817
            2.   Principal Distribution per $1,000
                                                              38.543501
            3.   Interest Distribution per $1,000
                                                               3.056316

     B.   Calculation of Class A-1 Interest Due &
Paid
            1.   Class A-1 related Note Rate                      6.83%
            2.   Accrual Convention                              30/360

            3.   Class A-1 Principal Balance, BOP
                                                         127,264,449.77
            4.   Class A-1 Interest Carryover
Shortfall, BOP                                                        -

            5.   Class A-1 Interest Due
                                                             724,346.83
            6.   Class A-1 Interest Paid
                                                             724,346.83
            7.   Class A-1 unpaid Carryover
Shortfall, EOP                                                        -

     C.   Calculation of Class A-1 Principal Due &
Paid
            1.   Class A-1 Principal Balance, BOP
                                                         127,264,449.77
            2.   Class A-1 Principal Due
                                                           9,134,809.78
            3.   Class A-1 Principal Paid
                                                           9,134,809.78
            4.   Class A-1 Principal Balance, EOP
                                                         118,129,639.99

            5.   Class A-1 Notes Balance as a % of           0.30962925
the Total Certificate Balance, EOP
            6.   Class A-1 Notes Balance as a               0.278233328
percentage of the Pool Balance, EOP

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Class A-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                               5.791667
            2.   Principal Distribution per $1,000
                                                                      -
            3.   Interest Distribution per $1,000
                                                               5.791667

     B.   Calculation of Class A-2 Interest Due & Paid

            1.   Class A-2 related Note Rate                      6.95%
            2.   Accrual Convention                              30/360

            3.   Class A-2 Principal Balance, BOP
                                                          62,000,000.00
            4.   Class A-2 Interest Carryover Shortfall, BOP
                                                                      -

            5.   Class A-2 Interest Due
                                                             359,083.33
            6.   Class A-2 Interest Paid
                                                             359,083.33
            7.   Class A-2 unpaid Carryover
Shortfall, EOP                                                        -

     C.   Calculation of Class A-2 Principal Due & Paid
            1.   Class A-2 Principal Balance, BOP
                                                          62,000,000.00
            2.   Class A-2 Principal Due
                                                                      -
            3.   Class A-2 Principal Paid
                                                                      -
            4.   Class A-2 Principal Balance, EOP
                                                          62,000,000.00

            5.   Class A-2 Notes Balance as a               0.162508017
percentage of the Total Certificate Balance
            6.   Class A-2 Notes Balance as a               0.146029958
percentage of the Pool Balance, EOP

Class A-3 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                               6.008333
            2.   Principal Distribution per $1,000
                                                                      -
            3.   Interest Distribution per $1,000
                                                               6.008333

     B.   Calculation of Class A-3 Interest Due & Paid

            1.   Class A-3 related Note Rate                      7.21%
            2.   Accrual Convention                              30/360

            3.   Class A-3 Principal Balance, BOP
                                                          90,000,000.00
            4.   Class A-3 Interest Carryover
Shortfall, BOP                                                        -

            5.   Class A-3 Interest Due
                                                             540,750.00
            6.   Class A-3 Interest Paid
                                                             540,750.00
            7.   Class A-3 unpaid Carryover
Shortfall, EOP                                                        -

     C.   Calculation of Class A-3 Principal Due & Paid
            1.   Class A-3 Principal Balance, BOP
                                                          90,000,000.00
            2.   Class A-3 Principal Due
                                                                      -
            3.   Class A-3 Principal Paid
                                                                      -
            4.   Class A-3 Principal Balance, EOP
                                                          90,000,000.00

            5.   Class A-3 Notes Balance as a               0.235898734
percentage of the Total Certificate Balance
            6.   Class A-3 Notes Balance as a               0.211978971
percentage of the Pool Balance, EOP
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Class A-4 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                               6.008333
            2.   Principal Distribution per $1,000
                                                                      -
            3.   Interest Distribution per $1,000
                                                               6.008333

     B.   Calculation of Class A-4 Interest Due & Paid
            1.   Class A-4 related Note Rate                      7.21%
            2.   Accrual Convention                              30/360

            3.   Class A-4 Principal Balance, BOP
                                                          42,920,000.00
            4.   Class A-4 Interest Carryover
Shortfall, BOP                                                        -

            5.   Class A-4 Interest Due
                                                             257,877.67
            6.   Class A-4 Interest Paid
                                                             257,877.67
            7.   Class A-4 unpaid Carryover
Shortfall, EOP                                                        -

     C.   Calculation of Class A-4 Principal Due & Paid
            1.   Class A-4 Principal Balance, BOP
                                                          42,920,000.00
            2.   Class A-4 Principal Due
                                                                      -
            3.   Class A-4 Principal Paid
                                                                      -
            4.   Class A-4 Principal Balance, EOP
                                                          42,920,000.00

            5.   Class A-4 Notes Balance as a               0.112497485
percentage of the Total Certificate Balance
            6.   Class A-4 Notes Balance as a               0.101090416
percentage of the Pool Balance, EOP

Class M-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                               6.525000
            2.   Principal Distribution per $1,000
                                                                      -
            3.   Interest Distribution per $1,000
                                                               6.525000

     B.   Calculation of Class M-1 Interest Due & Paid
            1.   Class M-1 related Note Rate                      7.83%
            2.   Accrual Convention                              30/360

            3.   Class M-1 Principal Balance, BOP
                                                          35,550,000.00
            4.   Class M-1 Interest Carryover
Shortfall, BOP                                                        -

            5.   Class M-1 Interest Due
                                                             231,963.75
            6.   Class M-1 Interest Paid
                                                             231,963.75
            7.   Class M-1 unpaid Carryover
Shortfall, EOP                                                        -

     C.   Calculation of Class M-1 Principal Due & Paid
            1.   Class M-1 Principal Balance, BOP
                                                          35,550,000.00
            2.   Class M-1 Principal Due
                                                                      -
            3.   Class M-1 Principal Paid
                                                                      -
            4.   Class M-1 Principal Balance, EOP
                                                          35,550,000.00

            5.   Class M-1 Notes Balance as a                   0.09318
percentage of the Total Certificate Balance
            6.   Class M-1 Notes Balance as a               0.083731694
percentage of the Pool Balance, EOP

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Class M-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                               7.391667
            2.   Principal Distribution per $1,000
                                                                      -
            3.   Interest Distribution per $1,000
                                                               7.391667

     B.   Calculation of Class M-2 Interest Due &
Paid
            1.   Class M-2 related Note Rate                      8.87%
            2.   Accrual Convention                              30/360

            3.   Class M-2 Principal Balance, BOP
                                                          32,920,000.00
            4.   Class M-2 Interest Carryover
Shortfall, BOP                                                        -

            5.   Class M-2 Interest Due
                                                             243,333.67
            6.   Class M-2 Interest Paid
                                                             243,333.67
            7.   Class M-2 unpaid Carryover
Shortfall, EOP                                                        -

     C.   Calculation of Class M-2 Principal Due &
Paid
            1.   Class M-2 Principal Balance, BOP
                                                          32,920,000.00
            2.   Class M-2 Principal Due
                                                                      -
            3.   Class M-2 Principal Paid
                                                                      -
            4.   Class M-2 Principal Balance, EOP
                                                          32,920,000.00

            5.   Class M-2 Notes Balance as a               0.086286515
percentage of the Total Certificate Balance
            6.   Class M-2 Notes Balance as a               0.077537197
percentage of the Pool Balance, EOP


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